Exhibit 10.1(a)

Execution Version

AMENDMENT NO. 1

TO

AMENDED AND RESTATED FIRST LIEN CREDIT AGREEMENT

This AMENDMENT NO. 1 to the Amended and Restated First Lien Credit Agreement, dated as of February 5, 2020 (this “Amendment”), is entered into among MISTER CAR WASH HOLDINGS, INC., a Delaware corporation (the “Borrower”), HOTSHINE INTERMEDIATECO, INC., a Delaware corporation (“Holdings”), the Guarantors listed on the signature pages hereto, JEFFERIES FINANCE LLC, as the initial New Lender (as defined below) and JEFFERIES FINANCE LLC, as administrative agent (in such capacity and including any successors in such capacity, the “Administrative Agent”), and amends the Amended and Restated First Lien Credit Agreement, dated as of May 14, 2019 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Original Credit Agreement,” as amended by this Amendment, the “Amended Credit Agreement”), entered into among the Borrower, Holdings, the institutions from time to time party thereto as Lenders (the “Lenders”) and Jefferies Finance LLC, as Administrative Agent and Collateral Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Amended Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Borrower has requested that the Original Credit Agreement be amended to effect the changes described below;

WHEREAS, pursuant to Section 11.01 of the Original Credit Agreement, (a) the consent of the Borrower and the Required Facility Lenders, and the acknowledgement of the Administrative Agent, on the Amendment No. 1 Effective Date (as defined below) is required to effect this Amendment and the amendments set forth herein and (b) the consent of the Borrower and each Lender directly and adversely affected thereby, and the acknowledgement of the Administrative Agent, on the Amendment No. 1 Effective Date, is required to effect certain amendments set forth herein;

WHEREAS, each Lender holding Term Loans (the “Existing Term Loans”) and Delayed Draw Commitments (the “Existing Delayed Draw Commitments”), in each case, immediately prior to the Amendment No. 1 Effective Date (the Lenders with Existing Term Loans and Delayed Draw Commitments, the “Existing Term Lenders”) that executes and delivers an executed Consent (as defined below) by the Consent Deadline (as defined below) will have agreed to the terms of this Amendment upon the effectiveness of this Amendment on the Amendment No. 1 Effective Date;

WHEREAS, this Amendment is an amendment made with the consent of the Term Loan Lenders and Lenders holding Delayed Draw Commitments (after giving effect to the assignments described in Section 5 to the initial New Lender) and the Loan Parties, and acknowledgement of the Administrative Agent, pursuant to Section 11.01 of the Original Credit Agreement; and

WHEREAS, the Borrower has requested that Jefferies Finance LLC act as Lead Arranger (the “Lead Arranger”) in connection with this Amendment.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

Section 1.    Amendments To The Credit Agreement

The Original Credit Agreement is, effective as of the Amendment No. 1 Effective Date, hereby amended to:

(a)    replace subsection (a) of the definition of “Applicable Rate” set forth in Section 1.01 of the Original Credit Agreement with the following:

““Applicable Rate” means:

(a)    with respect to Initial Term Loans and Delayed Draw Term Loans, (x) prior to February 5, 2020, a percentage per annum equal to (i) for Eurocurrency Rate Loans, 3.50% and (ii) for Base Rate Loans, 2.50% and (y) from and after February 5, 2020, a percentage per annum equal to (i) for Eurocurrency Rate Loans, 3.25% and (ii) for Base Rate Loans, 2.25%; provided that from and after the third Business Day after the date on which the Administrative Agent shall have received the applicable financial statements and a Compliance Certificate pursuant to Section 6.02(a) calculating the First Lien Net Leverage Ratio in respect of the first full fiscal quarter ending after March 31, 2020, the “Applicable Rate” for Initial Term Loans shall be the applicable rate per annum set forth below under the caption “Alternate Base Rate Spread” or “Eurodollar Rate Spread,” respectively, based upon the First Lien Net Leverage Ratio as of the last day of the most recent Test Period as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a):

First Lien Net Leverage Ratio	Alternate Base Rate Spread	Eurodollar Rate Spread
Above 4.25 to 1.00	2.25%	3.25%
Equal to or below 4.25 to 1.00	2.00%	3.00	%”

(b)    replace Section 2.11(g) of the Original Credit Agreement with the following:

“At the time of the effectiveness of any Repricing Event that is consummated during the period commencing on February 5, 2020 and ending on the day immediately prior to the date that is six months after February 5, 2020, the Borrower agrees to pay to the Administrative Agent, for the ratable account of each Lender with Initial Term Loans or Delayed Draw Term Loans that are either repaid, converted or subjected to a pricing reduction in connection with such Repricing Event (including each Lender that withholds its consent to such Repricing Event and is replaced as a Non-Consenting Lender under

Section 3.07), a fee in an amount equal to 1.0% of (i) in the case of a Repricing Event described in clause (a) of the definition thereof, the aggregate principal amount of all Initial Term Loans and Delayed Draw Term Loans prepaid (or converted) in connection with such Repricing Event and (ii) in the case of a Repricing Event described in clause (b) of the definition thereof, the aggregate principal amount of all Initial Term Loans and Delayed Draw Term Loans outstanding on such date that are subject to an effective pricing reduction pursuant to such Repricing Event. Such fees shall be earned, due and payable upon the date of the effectiveness of such Repricing Event. Notwithstanding anything to the contrary herein or in any other Loan Document, each Lender hereby agrees to waive any amounts payable by the Borrower pursuant to Section 3.05 that would have resulted from a refinancing of this Agreement or a Repricing Event.”

Section 2.    Conditions Precedent To The Effectiveness Of This Amendment

This Amendment shall become effective as of the date first written above when, and only when, each of the following conditions precedent shall have been satisfied or waived (the “Amendment No. 1 Effective Date”):

(a)    Executed Counterparts. The Administrative Agent shall have received this Amendment, duly executed by the Borrower, Holdings, the Guarantors listed on the signature pages hereto, the initial New Lender and the Administrative Agent;

(b)    Executed Consents. The Administrative Agent shall have received a consent (“Consent”) in the form of Exhibit A to this Amendment, duly executed by each Lender (including each replacement financial institution that becomes a Lender pursuant to Section 3.07 of the Credit Agreement, but excluding any Non-Consenting Lender (as defined below)) by 12:00 p.m., New York City time on February 3, 2020 (the “Consent Deadline”);

(c)    Officer’s Certificate. The Administrative Agent shall have received a certification by a Responsible Officer of the Borrower that the conditions specified in clauses (d) and (e) below have been satisfied;

(d)    No Default. After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing as of the date hereof or on the Amendment No. 1 Effective Date;

(e)    Representations and Warranties. The representations and warranties in the Loan Documents will be true and correct in all material respects (except for representations and warranties that are already qualified by materiality, which representations and warranties will be true and correct in all respects) on and as of the Amendment No. 1 Effective Date; provided, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended hereby and after giving effect to the consents and waivers set forth herein;

(f)    Other Fees and Expenses Paid. On or prior to the date hereof, the Borrower shall have paid (i) all reasonable and documented and invoiced out-of-pocket costs and expenses of the Lead Arranger and the Administrative Agent required to be paid or reimbursed by the Borrower as separately agreed by the Borrower, the Lead Arranger and the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment

(including, without limitation, the reasonable and documented and invoiced fees and out-of-pocket expenses of counsel for Lead Arranger and the Administrative Agent with respect thereto) that have been invoiced on or prior to the date hereof and (ii) all other fees then due and payable to the Lead Arranger and the Administrative Agent in connection with this Amendment; and

(g)    KYC. The Lead Arranger shall have received at least three (3) Business Days prior to the Amendment No. 1 Effective Date a certification regarding beneficial ownership required by 31 C.F.R. § 1010.230 and all documentation and other information about the Loan Parties reasonably requested in writing by it at least ten (10) Business Days prior to the Amendment No. 1 Effective Date in order to comply with applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act.

(h)    Payment of Accrued Interest and Fees. The Borrower shall pay to each Lender (including, for the avoidance of doubt, Non-Consenting Lenders (as defined below) holding Existing Term Loans and Existing Delayed Draw Commitments immediately prior to the Amendment No. 1 Effective Date, all accrued and unpaid interest and fees (including commitment fees) on the applicable Existing Term Loans and Existing Delayed Draw Commitments held by such Lender to, but not including, the Amendment No. 1 Effective Date.

Section 3.    Reference To The Effect On The Loan Documents

(a)    As of the Amendment No. 1 Effective Date, each reference in the Amended Credit Agreement to “this Agreement,” “hereunder,” “hereof” “herein” or words of like import, and each reference in the other Loan Documents to the “Credit Agreement” (including, without limitation, by means of words like “thereunder,” “thereof” and words of like import), shall mean and be a reference to the Amended Credit Agreement, and this Amendment and the Amended Credit Agreement shall be read together and construed as a single instrument.

(b)    Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Original Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the Borrower or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

(d)    This Amendment is a Loan Document.

Section 4.    Representations And Warranties

On and as of the Amendment No. 1 Effective Date, after giving effect to this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and each Lender (including the initial New Lender) as follows:

(a)    this Amendment has been duly authorized, executed and delivered by the Borrower and constitutes the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with its terms and the Original Credit Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws of general applicability relating to or limiting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(b)    each of the representations and warranties contained in Article V (Representations and Warranties) of the Original Credit Agreement and each other Loan Document is true and correct in all material respects (and in all respects if qualified by materiality) on and as of the Amendment No. 1 Effective Date, as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects (and in all respects if qualified by materiality) as of such specific date; provided, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Original Credit Agreement as amended hereby and after giving effect to the consents and waivers set forth herein; and

(c)    no Default or Event of Default has occurred and is continuing.

Section 5.    New Lenders And Non-Consenting Lenders

(a)    If any Existing Term Lender (each a “Non-Consenting Lender”) declines or fails to consent to this Amendment by failing to return an executed Consent to the Administrative Agent prior to the Consent Deadline or elects to assign a portion of its then outstanding Term Loans or Delayed Draw Commitments as provided in its executed Consent, then pursuant to and in compliance with the terms of Section 3.07 of the Original Credit Agreement, such Non-Consenting Lender may be replaced and its commitments and/or obligations (or a portion thereof) purchased and assumed by either a new lender (a “New Lender”) or an existing Lender which is willing to increase its then outstanding Term Loans or Delayed Draw Commitments. For the avoidance of doubt, each Non-Consenting Lender will be deemed to have (i) executed and delivered an Assignment and Assumption for all of its then outstanding Term Loans and Delayed Draw Commitments and (ii) delivered any Notes or other documentation evidencing its then outstanding Term Loans or Delayed Draw Commitments to the Borrower or Administrative Agent.

(b)    The initial New Lender hereby (i) confirms that it has received a copy of the Amended Credit Agreement and the other Loan Documents and the exhibits thereto, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment, (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Amended Credit Agreement, and (iii) appoints and authorizes the Administrative Agent to take such actions as agent on its behalf and to exercise such powers under the Amended Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto.

(c)    The Administrative Agent hereby (i) consents to this Amendment and consents to the assignment of the then outstanding Term Loans and Delayed Draw Commitments of each Non-Consenting Lender to the initial New Lender in accordance with Section 11.07 of the Amended Credit Agreement and (ii) agrees that no assignment fees specified in Section 11.07 of the Amended Credit Agreement shall be required to be paid by the Borrower in connection with such assignment.

(d)    For the avoidance of doubt, all Existing Term Loans shall continue to be outstanding as Term Loans and all Existing Delayed Draw Commitments shall continue to be outstanding as Delayed Draw Commitments, in each case, under the Amended Credit Agreement on and after the Amendment No. 1 Effective Date, subject to the terms of this Amendment and for the avoidance of doubt the Term Loans and Delayed Draw Commitments shall continue as the same Class of Term Loans and Delayed Draw Commitments, as applicable, for all purposes under the Amended Credit Agreement.

Section 6.    Reaffirmation

Each Loan Party hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof, (a) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby and (b) its guarantee of the Obligations under the Guaranty and its grant of Liens on the Collateral to secure the Obligations pursuant to the Collateral Documents. Neither the modification of the Original Credit Agreement effected pursuant to this Amendment nor the execution, delivery, performance or effectiveness of this Amendment (i) impairs the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document, and such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred; or (ii) requires that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens. Nothing herein shall be construed as a substitution or novation obligation outstanding under the Original Credit Agreement, the Collateral Documents or the other Loan Documents.

Section 7.    Fees And Expenses; Indemnity; No Fiduciary Duty

The Borrower agrees to pay, in accordance with the terms of Section 11.04 of the Original Credit Agreement, all reasonable out-of-pocket costs and expenses of the Lead Arranger and the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment (including, without limitation, the reasonable and documented fees and out-of-pocket expenses of counsel for the Lead Arranger and the Administrative Agent with respect thereto). Sections 11.04 and 11.05 the Original Credit Agreement are incorporated by reference herein as if such Sections appeared herein, and shall apply to the activities of the Lead Arranger in connection with this Amendment, mutatis mutandis.

Section 8.    Execution In Counterparts

This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 9.    Governing Law

THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POSTJUDGMENT INTEREST) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 10.    Section Titles

The section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section.

Section 11.    Notices

All communications and notices hereunder shall be given as provided in the Amended Credit Agreement.

Section 12.    Severability

The fact that any term or provision of this Agreement is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person.

Section 13.    Successors

The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

Section 14.    Jurisdiction; Waiver Of Jury Trial

The jurisdiction and waiver of right to trial by jury provisions in Section 11.15 and Section 11.16, respectively, of the Amended Credit Agreement are incorporated herein by reference mutatis mutandis.

Section 15.    New Lender

From and after the date of this Amendment, by execution of this Amendment, the initial New Lender hereby acknowledges, agrees and confirms that, by its execution of this

Amendment, such Person will be deemed to be a party to the Credit Agreement and a “Lender” for all purposes of the Amended Credit Agreement and shall have all of the rights and obligations of a Lender thereunder as if it had executed the Original Credit Agreement.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and general partners thereunto duly authorized, as of the date first written above.

MISTER CAR WASH HOLDINGS, INC.

By:	/s/ Jedidiah Gold
Name. Jedidiah Gold
Title: Treasurer

HOTSHINE INTERMEDIATECO, INC.

By:	/s/ Jedidiah Gold
Name. Jedidiah Gold
Title: Treasurer

CAR WASH PARTNERS, INC.

By:	/s/ Jedidiah Gold
Name. Jedidiah Gold
Title: Treasurer

CWP ASSET CORP.

By:	/s/ Jedidiah Gold
Name. Jedidiah Gold
Title: Treasurer

CWPS CORP.

By:	/s/ Jedidiah Gold
Name. Jedidiah Gold
Title: Treasurer

[Signature Page to Mister Car Wash Holdings, Inc. Credit Agreement Amendment No. 1]

CWPS WEST CORP.

By:	/s/ Jedidiah Gold
Name. Jedidiah Gold
Title: Treasurer

CWPU CORP.

By:	/s/ Jedidiah Gold
Name. Jedidiah Gold
Title: Treasurer

CWP MANAGEMENT CORP.

By:	/s/ Jedidiah Gold
Name. Jedidiah Gold
Title: Treasurer

CAR WASH HEADQUARTERS, INC.

By:	/s/ Jedidiah Gold
Name. Jedidiah Gold
Title: Treasurer

MCW GC, LLC

By: CAR WASH PARTNERS, INC., its manager

By:	/s/ Jedidiah Gold
Name. Jedidiah Gold
Title: Treasurer

[Signature Page to Mister Car Wash Holdings, Inc. Credit Agreement Amendment No. 1]

CWP CALIFORNIA CORP.

By:	/s/ Jedidiah Gold
Name. Jedidiah Gold
Title: Treasurer and Chief Financial Officer

PS ACQUISITION SUB CORP.

By:	/s/ Jedidiah Gold
Name. Jedidiah Gold
Title: Treasurer

PRIME SHINE, LLC

By:	/s/ Jedidiah Gold
Name. Jedidiah Gold
Title: Treasurer

[Signature Page to Mister Car Wash Holdings, Inc. Credit Agreement Amendment No. 1]

JEFFERIES FINANCE LLC, as initial New Lender

By:	/s/ Paul Chisholm
Name. Paul Chisholm
Title: Managing Director

[Signature Page to Mister Car Wash Holdings, Inc. Credit Agreement Amendment No. 1]

JEFFERIES FINANCE LLC, as Administrative Agent

By:	/s/ Paul Chisholm
Name. Paul Chisholm
Title: Managing Director

[Signature Page to Mister Car Wash Holdings, Inc. Credit Agreement Amendment No. 1]

EXHIBIT A

CONSENT TO AMENDMENT NO. 1

CONSENT (this “Consent”) TO AMENDMENT NO. 1 (“Amendment”) to the Amended and Restated First Lien Credit Agreement, dated as of May 14, 2019 (as amended to the date hereof and as the same may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) entered into among the Borrower, Holdings, the institutions from time to time party thereto as Lenders (the “Lenders”), the Administrative Agent and the Collateral Agent. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Date of Credit Agreement:	☐ May 14, 2019

Fill in existing position (if any):	$

Check the first or second box below

            Consent:

☐

The undersigned Lender (including any New Lender) hereby irrevocably and unconditionally approves of and consents to the Amendment with respect to all Term Loans and Delayed Draw Commitments held by such Lender.

            Decline:

☐

The undersigned Lender declines to participate and elects to have all of the outstanding principal amount of the Term Loans and all of the outstanding Delayed Draw Commitments held by such Lender be assigned on the Amendment No. 1 Effective Date to a New Lender and is hereby deemed to execute the Assignment and Assumption.

Name of Lender: by Name: Title: For any institution requiring a second signature line: by Name: Title:

LENDER CONSENTS ON FILE WITH

ADMINISTRATIVE AGENT